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                                                               EXHIBIT 10.5
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___________________________________________________________________________________________________________
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RALSTON/RIVERSIDE PARKWAY INC.    FIRST NATIONAL BANK IN PAWHUSKA     ACCOUNT #: 666580
7136 S. YALE, SUITE 300           100 W MAIN ST  PO BOX 809           Loan Number _______________________
TULSA, OK  74136                  PAWHUSKA, OK  74056                 Date  FEBRUARY 10, 1995
______________________________                                        Maturity Date  APRIL 11, 1995
______________________________                                        Loan Amount $20,060.00
______________________________                                        Renewal Of ________________________
  BORROWER'S NAME AND ADDRESS      LENDER'S NAME AND ADDRESS
"I" includes each borrower        "You" means the lender, its
above, joint and severally.       successors and assigns.
___________________________________________________________________________________________________________
For value received, I promise to pay to you, of your order, at your address listed above the PRINCIPAL sum of TWENTY THOUSAND SIXTY AND NO/100 * * * * * * * * * * Dollars $20,060.00
[XX] SINGLE ADVANCE: I will receive all of this principal sum on FEBRUARY 10, 1995.  No additional advances are contemplated under this note.
[  ] MULTIPLE ADVANCE: The principal sum shown above is the maximum amount of principal I can borrow under this note.  On _____________________ I will receive the amount of $___________________ and future principal advances are contemplated.
     Conditions: The conditions for future advances are
                                                        ___________________________________________________
     ______________________________________________________________________________________________________
     ______________________________________________________________________________________________________
     [ ] OPEN END CREDIT: You and I agree that I may borrow up to the maximum amount of principal more than one time.  This feature is subject to all other conditions and expires on________________________.
     [ ] CLOSED END CREDIT: You and I agree that I may borrow up to the maximum only one time (and subject to all other conditions).
INTEREST: I agree to pay interest on the outstanding principal balance from FEBRUARY 10, 1995 at the rate of 12.000% per year until APRIL 11, 1995.
[  ] VARIABLE RATE:  This rate may then change as stated below.
     [ ] INDEX RATE: The future rate will be _____________________ the following index rate:_______________

     ______________________________________________________________________________________________________
     ______________________________________________________________________________________________________
     [ ] NO INDEX: The future rate will not be subject to any internal or external index.  It will be entirely in your control.
     [ ] FREQUENCY AND TIMING: The rate on this note may change as often as ______________________________.
           A change in the interest rate will take effect ________________________________________________.
     [ ] LIMITATIONS: During the term of this loan, the applicable annual interest rate will not be more than ______________% or less than _______________________%.
     EFFECT OF VARIABLE RATE: A change in the interest rate will have the following effect on the payments:
     [ ] The amount of each scheduled payment will change. [ ] The amount of the final payment will change.
     [ ]                                                                                                  .
         _________________________________________________________________________________________________
ACCRUAL METHOD: Interest will be calculated on a ACTUAL/365 basis.
POST MATURITY RATE: I agree to pay interest on the unpaid balance of this note owing after maturity, and until paid in full, as stated below:
     [xx] on the same fixed or variable rate basis in effect before maturity (as indicated above).
     [  ] at a rate equal to                                                                              .
                             _____________________________________________________________________________
[  ] LATE CHARGE: If a payment is made more than ___________ days after it is due, I agree to pay a late
     charge of                                                                                            .
               ___________________________________________________________________________________________
[  ] ADDITIONAL CHARGES: In addition to interest, I agree to pay the following charges which [ ] are
     [ ] are not  included in the principal amount above:_________________________________________________.
PAYMENTS: I agree to pay this note as follows:
[XX] INTEREST: I agree to pay accrued interest WITH THE PRINCIPAL.
     _____________________________________________________________________________________________________
[XX] PRINCIPAL: I agree to pay the principal APRIL 11, 1995.
     _____________________________________________________________________________________________________
[XX] INSTALLMENTS: I agree to pay this note in _______ payments.  The first payment will be in the amount of $_________________ and will be due ________________________________________________________.  A
     payment of $_____________ will be due ____________________________________________________ thereafter.
     The final payment of the entire unpaid balance of principal and interest will be due_________________
                                                                                                          .
ADDITIONAL TERMS:
     THIS NOTE IS FURTHER SECURED BY COLLATERAL AS DESCRIBED IN SECURITY AGREEMENT ATTACHED DATED 02/10/95.



PURPOSE: The purpose of this loan is BUSINESS:        SIGNATURES: I AGREE TO THE TERMS OF THIS NOTE
CONSTRUCTION EXPENSE                                  INCLUDING THOSE ON PAGE 2).  I have received a copy
                                                      on today's date.

Signature for Lender                                  RALSTON/RIVERSIDE PARKWAY INC.

X                                                     BY:
______________________________________________        ____________________________________________________
 WILLIAM J. DICKERSON, PRESIDENT                         L. WILLIAM HISER, JR., CHAIRMAN

______________________________________________        ____________________________________________________

UNIVERSAL NOTE                                        ____________________________________________________
@ 1984, 1991 BANKERS SYSTEMS, INC., ST. CLOUD, MN (1-800-397-2341) FORM UN 6/30/91           (page 1 of 2)
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